® 1 ® HOSTESS BRANDS Barclays Global Consumer Staples Conference September 2017

® DISCLAIMER Forward Looking Statements This investor presentation contains statements reflecting our views about our future performance that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. Hostess Brands undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding our reputation and brand image; protecting our intellectual property rights; leveraging our brand value to compete against lower-priced alternative brands; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; operating in a highly competitive industry; our continued ability to produce and successfully market products with extended shelf life; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; increased costs in order to comply with governmental regulation; general political, social and economic conditions; a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; our insurance may not provide adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; our ability to achieve expected synergies and benefits and performance from our strategic acquisitions; dependence on key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Hostess Brands has transitioned to a new Nielsen database for Market Share and Industry Data. All prior periods have been restated utilizing the updated database. Pro Forma Combined Financial Information Hostess Brands, Inc. acquired a controlling interest in Hostess Brands on November 4, 2016 (the ”Business Combination”). Unless otherwise noted, financial information for 2016 and LTM ended June 30, 2017 is presented on a pro forma combined basis given effect to the Business Combination as if it occurred on January 1, 2016. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow and Free Cash Flow Conversion. Adjusted EBITDA and Adjusted Gross Profit exclude certain items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Profit Margin represents Adjusted Gross Profit divided by net revenues, Free Cash Flow is defined as Adjusted EBITDA minus capital expenditures, and Free Cash Flow conversion is defined as Free Cash Flow divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable GAAP measures in the Appendix. Hostess Brands believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these non-GAAP measures to compare Hostess Brands’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess Brands’ board of directors. Hostess Brands believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow, Free Cash Flow Conversion and other non-GAAP measures differently, and therefore Hostess Brands’ Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow , Free Cash Flow Conversion and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding. 2

® DEAN METROPOULOS Executive Chairman Founder and Executive Chairman of Metropoulos & Co. More than 30 years of successful experience revamping iconic brands throughout the consumer space Strong track record of growing revenues, reducing costs and enhancing capital efficiency of portfolio companies 3

® BILL TOLER President & CEO Former CEO and President of AdvancePierre Foods Former President of Pinnacle Foods 30+ years of executive experience in the packaged food and consumer sectors Proven track record of brand growth, strategic planning, operations management, and profit growth 4

® 5 AGENDA COMPANY OVERVIEW BRAND & CHANNEL POSITIONING GROWTH DRIVERS FINANCIAL OVERVIEW APPENDIX 2 1 4 3

® COMPANY OVERVIEW 1 6

® 7 Kansas City, MO Product Portfolio with Numerous Iconic Brands #2 Market Position in $6.55bn Sweet Baked Goods Category Modern and Efficient National Manufacturing System Direct to Warehouse Distribution Model Driving Industry Leading Profitability Proven Platform with Multiple Avenues of Growth KEY HIGHLIGHTS LTM Net Sales(1): $763m LTM Adj. EBITDA(2): $226m % Adj. EBITDA margin(2): 30% Source: Nielsen U.S. total universe, 52 weeks ending 8/12/17. (1) Financial results for 2016 and LTM ended 6/30/17 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information” on page 2. (2) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures on page 2 and reconciliations to the comparable GAAP measures. HOSTESS BRANDS AT A GLANCE Iconic American brand delivering new and classic sweet treats to our customers for generations

ICONIC BRAND Delivering New and Classic Sweet Treats 8 75+ YEARS OLD 50+ YEARS OLD <50 YEARS OLD BRANDS SINCE RELAUNCH

EMOTIONAL BRAND CONNECTION Consumers share a special emotional relationship with the 98 year old Hostess, a brand that defines the rapidly growing “Indulgent Snacking” trend 98 Year history 90%+ Brand awareness Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 9

SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL Net Revenue ($ in millions) $555 $621 $728 $763 2014A 2015A 2016A LTM Ending 6/30/17 Total Increase 37.5% 17%12% Note: Does not include Superior pre-acquisition revenue. Financial results for 2016 and LTM Ending 6/30/16 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information.” (1) Compared to $658m for the LTM Ended 06/30/16. (2) Growth rate excluding the acquisition of Superior Cake Products, Inc. 10 ® Growth Rate: 16% Organic Growth Rate(2): 13%12% 10% (1)

Created a Compelling Growth Story Powerful Hostess Brand Aggressive Capital Investment Competitively Advantaged Business Model Compelling Growth Story= 11 ® SINCE THE RELAUNCH, HOSTESS HAS…

® 12 Dean Metropoulos Executive Chairman Bill Toler President & CEO Tom Peterson EVP & CFO Michael Cramer EVP & Chief Administrative Officer Andrew Jacobs EVP & Chief Commercial Officer Burke Raine SVP & CMO Jolyn Sebree SVP, General Counsel & Corporate Secretary Darryl Riley SVP, Quality/ Food Safety & R&D EXPERIENCED SENIOR LEADERSHIP

® 13 BRAND & CHANNEL POSITIONING 2

STRONG MARKET POSITION IN KEY SEGMENTS

In $6.55bn Sweet Baked Goods Category, 14% Increase Since Re-launch



32%
Snack Cakes
~$1.7B
Twinkies®, Zingers®, CupCakes, Ding Dongs®, Ho Hos®
24%
Donuts
~$1.5B
Donettes
Pies, Bars & Other
~$450M
Fruit Pie
8%
Breakfast pastries, Danish ~$1.3B
Danish, Honey Buns, Sweet Rolls
8%
SBG Cookies
~$800M
Blondies, Brownies
~$300M
11%
Muffins
~$500M
Mini and Jumbo Muffins
8%
Sub-category where Hostess does not currently participate
= Hostess Share of Retail Sales

Significant Untapped Market Potential

Donuts	Regular Donuts, Donut Sticks ~$500M
Bars & Other	Bars & Crisps ~$150MM
SBG Cookies	SBG Cookies ~$800MM
Total	~$1.5B

Source: Nielsen U.S. total universe, 52 weeks ending 8/12/17.

Note: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database.

Sweet Baked Goods category includes items determined to be 'Commercial Sweet Baked Goods' (items wrapped for individual sale); All Fresh Bakery products are excluded from the scope; Sunbelt Granola Bars are the only Granola Bars included – because they are a part of McKee's total SBG business and targeted for sale with SBG items. Only SBG Cookies or non-traditional aisle-cookies are included (e.g., Nutty Fudge Bars, Oatmeal Cream Sandwiches, Whoopie Pies).

Hostess

14

® 7.4% 12.5% 15.0% 16.1% 17.1% 22.8% 2013 2014 2015 2016 2017 OldCo 52 Weeks Ending August 12 FURTHER STRENGTHEN THE CORE BUSINESS Hostess Still Has Significant Headroom For Growth and Share Gains 15 Notes: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. (1) Source: Nielsen, Total Nielsen Universe. $ Share, 52 weeks ending 8/17/13, 8/16/14, 8/15/15, 8/13/16 & 8/12/17 vs 12 weeks ending 10/13/2012 (“OldCo”) Hostess $ share of SBG category(1)  Distribution expansion (more items in more stores)  Custom SKUs  Seasonal flavors  Display execution Significant Upside Remains

® CONTINUED CORE BRAND GROWTH 16 Top Six Hostess Brands Posted Consumption Growth YTD Source: Nielsen Total Universe, Year To Date data through week ending 8/12/17. 4% 12% 10% 3% 30% 4% 5% Hostess Zingers Hostess Twinkies Hostess Ho Hos Hostess Donette Hostess Ding Dongs Hostess Cupcakes Hostess Hostess Brands $ % Change - First Half 2017

® 1Q17 2Q17 Permanent Items since 2015 Seasonal & LTO Programs 2017 Innovation 2016 Innovation Discontinued Items SOLID FIRST HALF POS PERFORMANCE 17 $280 $290 Total Nielsen POS ($ in millions) Source: Total Nielsen Universe, Hostess Q1 dollars through 04/01/17, Q2 dollar through 07/01/17. Growth vs. PY 8% 3%

® 16.6% 16.8% 16.9% 16.9% 17.1% 17.3% 17.6% 17.7% 01/28/17 02/25/17 03/25/17 04/22/17 05/20/17 06/17/17 07/15/17 08/12/17 13 Weeks Ending CATEGORY IS STRENGTHENING 18 Source: Nielsen Total Universe, Sweet Baked Goods, Dollar Volume & % Chg through 8/12/17 (1) Represents Total Nielsen Universe Sweet Baked Goods for January through May 2017 and June through August 2017 $ Share Change vs. PY Hostess SBG Share (%) Total Nielsen SBG Category $ % Chg (1) -1.8% -0.2% +1.3% +1.3% +1.4% +1.1% +1.0% +0.9% +0.7% +0.3%

® BROAD CHANNEL OPPORTUNITY 19 Small Format Total US Mass Total Food 16.3% 16.1% 16.9% 52WE 8/15/15 52WE 8/13/16 52WE 8/12/17 18.7% 21.1% 22.3% 52WE 8/15/15 52WE 8/13/16 52WE 8/12/17 Source: Hostess Market Dollar Share, 52 weeks ending 8/15/15, 8/13/16 and 8/12/17. (Oldco) shares,Total Nielsen Universe 12 weeks ending 10/13/12 Total US Mass revised from previously published documents to include additional retailers Club includes only Sam’s and BJ’s. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. 19.1%OldCo: 20.3%30.1% $2.7B Category $1.3B Category $2.3B Category 11.6% 11.9% 12.8% 52WE 8/15/15 52WE 8/13/16 52WE 8/12/17

® 20 GROWTH DRIVERS 3

® FUTURE OPPORTUNITIES 21 Rebuild Core Business Innovation & Renovation White Space M&A

® REBUILD CORE PRODUCTS 22 More Items in More Stores Continue to Build Distribution 10%+ TDP Growth Drive Penetration in Channels Unlocked by Warehouse Model

® 2017 INNOVATION 23 Cinnamon Sugar Crunch Donettes White Fudge Peanut Butter Apple Streusel Cupcake Expansion Twinkies

® 2017 RENOVATION 24 The Chocodile Pies BrowniesSuzy Q’s

® WHITESPACE – KEY FOCUS AREAS 25 In-Store Bakery Foodservice International 1 2 3

® WHITESPACE OPPORTUNITY In-Store Bakery (Sweets) is an $8.0 Billion Category 26 Source: Nielsen Perishable Group, In Store Bakery, Total US, 52 weeks ending 7/1/17. Note: Total In-Store Bakery is $11.3B Category (including Bread and Rolls) ISB – $ Share Breakfast Bakery 28% Desserts and Sweet Snacks 72%  Introduced Hostess Bake Shop™  Providing “Made With” for Retailer Own Labels  Launching Incremental Innovation in New Forms  Club Tub Donettes  Big Twinkie Cake

® M&A STRATEGY 27  Leverage Hostess Brand and/or warehouse model  Expand baking capabilities, including further into ISB, or move into attractive adjacent categories  Facilitate building Hostess’ scale as broader snacking platform  Provide cash flow and EPS accretion We are focused on potential targets that:

® 28 FINANCIAL OVERVIEW 4

® TOM PETERSON EVP & CFO Served as Hostess Corporate Controller since relaunch Promoted to CFO in March 2016 Formerly a Managing Director at FTI Consulting and on the restructuring team of Legacy Hostess 20+ years of accounting and finance expertise 29

® $555 $621 2014A 2015A 2016A LTM Ended 6/30/17 SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL 30 Net Revenue(1)(2) ($ in millions) Adjusted EBITDA(1)(2)(3) ($ in millions) $145 $178 $226 2014A 2015A 2016A LTM Ended 6/30/17 % Adj. EBITDA Margin(3) 26% 29% 30% $215 12% Total Increase 37.5% $728 All growth rates are based on the comparable period in the prior year (1) Does not include Superior pre-acquisition results. (2) Financial results for 2016 and LTM Ended 6/30/17 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information.” (3) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures. (4) Growth rate excluding the acquisition of Superior Cake Products, Inc. 30% $763 Growth Rate 16%17% 12%Organic Growth Rate(4) 10%13% Total Increase 55.9%

® MOMENTUM CONTINUES IN 1H 2017… 31 Net Revenue ($ in millions) Adjusted Gross Profit(1) ($ in millions) % Adj. Gross Profit Margin(1) Adjusted EBITDA(1) ($ in millions) % Adj. EBITDA Margin(1) 30% (1) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures. Driven by new product initiatives and white space opportunities, including ISB, Food Service and International channels $353 $388 1H FY16 1H FY17 10% $156 $168 1H FY16 1H FY17 7% $107 $118 1H FY16 1H FY17 10% 30%43%44%

2016 INNOVATION SUCCESS TO LAP

1Q17

- Strong Results and Share Gains

2Q17

Lapping from 2Q16

Return of Suzy Q


NEW!
Hostess
Suzy Q's
SHE'S BACK!

Brownie Innovation


Hostess
SWEET SHOP
Brownies
M&M'S
Milk Chocolate Candies

3Q17

Lapping from 3Q16

Twinkies Innovation


NEW!
Hostess
DEEP FRIED
Twinkies

Brownie Innovation


Hostess
SWEET SHOP
Brownies

Return of Suzy Q


NEW!
Hostess
Suzy Q's
SHE'S BACK!

4Q17

- Lap Gets Easier
- Return to Drivers of Growth:
  - Distribution
  - Innovation
  - Whitespace

Note: M&M's is a registered trademarks of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc.

32

STRONG CASH FLOW ENABLES MULTIPLE VALUE CREATION OPPORTUNITIES

FREE CASH FLOW
($ in millions)


$94
$153
$180
$195 - $205
2014A
2015A
2016A
2017 Estimated

FCF Conversion: 65% | 86% | 84% | 83% - 87%

✓Anticipate 2017 net increase in cash of $95M to $105M after giving consideration to capital expenditures, required debt payments and partnership tax distributions

✓Expect net leverage of approximately 3.65x to 3.75x at year end

✓Potential uses of cash include acquisitions, optional debt reductions and opportunistically simplifying equity structure

Notes: FCF defined as Adj. EBITDA-Capex and FCF conversion defined as Adj. EBITDA-Capex / Adj. EBITDA are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP financial measures. Financial results for 2016 are presented on a pro forma combined basis. See "Pro Forma Combined Financial Information."

33

® CONCLUDING REMARKS Differentiated Business Model Drives Continued Growth 34 Hostess is Well Positioned for Future Growth… Warehouse Distribution Unique in SBG Category Supports Strength of Innovation Pipeline and Speed-To-Market Compelling Opportunity for Continued Market Share and Volume Gains Across Distribution Channels

® 35 APPENDIX

HOSTESS NON-GAAP RECONCILIATIONS

Adjusted EBITDA

$ in millions	Pro Forma Combined, Twelve Months ended 30-Jun-17	Six Months Ended 30-Jun-17 (Successor)	Pro Forma Six Months Ended 30-Jun-16	Successor 4-Nov-16 to 31-Dec-16	Predecessor 1-Jan-16 to 3-Nov-16	Pro Forma Combined, Year Ended 31-Dec-16	Year Ended 31-Dec-15	Year Ended 31-Dec-14
Net income (loss)	$100.7	$52.4	$34.2	($8.5)	$60.4	$82.4	$88.8	$81.5
Plus non-GAAP adjustments:								
Income tax provision	40.5	21.3	13.6	(7.8)	0.4	32.9	–	–
Interest expense, net	44.8	19.9	26.5	6.6	60.4	51.4	50.0	37.4
(Gain) loss on debt extinguishment[1]	(0.8)	–	–	(0.8)	–	(0.8)	25.9	–
Depreciation and amortization	37.1	18.9	18.2	5.8	10.3	36.5	9.8	7.1
Executive chairman agreement termination and execution[2]	–	–	–	26.7	–	–	–	–
Share/Unit-based compensation[3]	4.4	4.4	–	–	3.9	–	1.4	0.4
Other (income) expense[4]	(3.1)	1.0	6.5	0.8	1.6	2.4	(8.7)	0.6
Business combination transaction costs[5]	–	–	0.6	–	31.8	0.6	–	–
Impairment of property and equipment[6]	–	–	7.3	–	7.3	7.3	2.7	13.2
Loss on sale/abandonment of property and equipment and bakery shutdown costs[7]	2.6	–	–	–	2.6	2.6	4.2	5.2
Inventory fair value adjustment[8]	–	–	–	8.9	–	–	–	–
Special employee incentive compensation[9]	–	–	–	–	4.7	–	3.9	–
Adjusted EBITDA	**$226.2**	**$117.7**	**$106.8**	**$31.9**	**$183.4**	**$215.3**	**$177.9**	**$145.3**
Net Revenue	**$762.7**	**$387.7**	**$352.6**	**$112.0**	**$615.6**	**$727.6**	**$620.8**	**$554.7**
Adjusted EBITDA Margin (Adj. EBITDA divided by Net Rev.)	**29.7%**	**30.4%**	**30.3%**	**28.5%**	**29.8%**	**29.6%**	**28.7%**	**26.2%**
Capital Expenditures	**$34.5**	**$15.1**	**$15.7**	**$6.5**	**$28.6**	**$35.1**	**$25.1**	**$51.1**
Free Cash Flow	**$191.7**	**$102.6**	**$91.1**	**$25.4**	**$154.8**	**$180.2**	**$152.8**	**$94.2**
FCF Conversion (Adjusted EBITDA – Capital Expenditures divided by Adjusted EBITDA)	**84.7%**	**87.2%**	**85.3%**	**79.6%**	**84.4%**	**83.7%**	**85.9%**	**64.9%**

Footnotes on following page.

36

® HOSTESS NON-GAAP RECONCILIATIONS Adjusted EBITDA 37 Footnotes from prior page: (1) For the pro forma combined twelve months ended June 30, 2017, the Successor period November 4, 2016 through December 31, 2016, and pro forma combined year ended December 31, 2016, we recorded a gain on extinguishment of debt of $0.8 million, which consisted of penalties of $3.0 million, the write-off of deferred financing costs of $0.2 million net of debt premium write-offs of approximately $4.0 million. For the year ended December 31, 2015 (Predecessor), we recorded a loss on extinguishment of debt of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. (2) For the Successor period November 4, 2016 through December 31, 2016, we expensed $26.7 million related to stock awarded to Mr. Metropoulos as required under his new employment arrangements. (3) For the pro forma combined twelve months ended June 30, 2017 and the six months ended June 30, 2017, we recorded expenses of $4.4 million related to units awarded under the Hostess Brands, Inc. 2016 Equity Incentive Plan. (4) For the pro forma combined twelve months ended June 30, 2017, other income consisted of the recovery of previously accrued recall costs and a gain related to the modification of our long-term debt offset by professional fees incurred related to the secondary public offering of common stock and the registration of certain privately held warrants. For the pro forma six months ended June 30, 2016, we incurred costs associated with a Hostess voluntary recall. The recall loss was recovered during the third quarter of 2016. Other costs include professional fees incurred related to the secondary public offering of common stock and the registration of certain privately held warrants offset by a gain recognized related to the modification of our long-term debt. For the Successor period November 4, 2016 through December 31, 2016, we recorded expenses of $0.8 million which primarily consisted of legal and professional fees and other post-Business Combination costs such as fees related to securities filings. For the Predecessor period from January 1, 2016 through November 3, 2016, other expense consisted of transaction costs attributable to the pursuit of a potential acquisition that has since been abandoned, offset partially by a gain from the settlement of the Grain Craft peanut recall matter of approximately $0.8 million. For the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and certain “know how” in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to the pursuit of a potential sale transaction. For the year ended, December 31, 2014, other expense was $0.6 million. (5) For the pro forma six months ended June 30, 2016, for the Predecessor period from January 1, 2016 through November 3, 2016, and for the pro forma combined year ended December 31, 2016, business combination transaction costs consisted primarily of professional and legal costs. (6) For the pro forma six months ended June 30, 2016, for the period January 1, 2016 through November 3, 2016, and for the pro forma combined year ended December 31, 2016, we closed multiple production lines at the Indianapolis, Indiana bakery and transitioned production to other facilities resulting in a loss of $7.3 million. (7) For the pro forma combined twelve months ended June 30, 2017, the Predecessor period January 1, 2016 through November 3, 2016, and for the pro forma combined year ended December 31, 2016, we incurred a loss on a sale/abandonment of property and bakery shutdown costs of $0.3 million, primarily due to utilities, insurance, taxes and maintenance expenses related to the Schiller Park, Illinois bakery. In addition, we incurred losses of approximately $2.6 million related to equipment that we no longer intended to use or had idled. (8) For the Successor period November 4, 2016 through December 31, 2016, we re-measured inventory at fair value at the Closing Date, resulting in additional non-cash cost of goods sold of $8.9 million. (9) For the Predecessor period January 1, 2016 through November 3, 2016, a special bonus payment of $2.5 million and $2.2 million was paid to employees at the bakery facilities and corporate employees, respectively, as compensation for their efforts in the Business Combination. For the year ended December 31, 2015, a special bonus payment of $2.6 million and $1.3 million was paid to employees at the bakery facilities and corporate employees, respectively, as compensation for their efforts in the recapitalization of the Company.

® 38Footnotes on next page HOSTESS NON-GAAP RECONCILIATIONS Adjusted Gross Profit $ in millions Successor 4-Nov-16 to 31-Dec-16 Predecessor 1-Jan-16 to 3-Nov-16 Pro Forma Combined, Year Ended 31-Dec-16 Year Ended 31-Dec-15 Year Ended 31-Dec-14 Net revenue $112.0 $615.6 $727.6 $620.8 $554.7 Cost of goods sold 73.3 346.9 411.6 356.0 320.8 Special employee incentive compensation – 2.2 – 2.6 – Gross Profit – US GAAP $38.7 $266.5 $316.0 $262.2 $233.9 Add back: Special employee incentive compensation(1) – $2.2 – $2.6 – Inventory fair value adjustment(2) $8.9 – – – – Adjusted Gross Profit $47.6 $268.7 $316.0 $264.9 $233.9 Gross Margin – GAAP 34.6% 43.3% 43.4% 42.2% 42.2% Adjusted Gross Margin 42.5% 43.7% 43.4% 42.7% 42.2% (1) For the Predecessor period January 1, 2016 through November 3, 2016, a special bonus payment of $2.2 million was paid to employees at the bakery facilities as compensation for their efforts in the Business Combination. For the year ended December 31, 2015, a special bonus payment of $2.6 million was paid to employees at the bakery facilities as compensation for their efforts in the recapitalization of Hostess. (2) For the Successor period November 4, 2016 through December 31, 2016, the Company re-measured inventory at fair value at the Business Combination date, resulting in additional non-cash cost of goods sold of $8.9 million.

® GLOSSARY 39 Term Definition BFY Better-for-you ISB In-store bakery SBG Sweet baked goods SKU Stock keeping unit